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Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Net Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Segment Detail
Global Consumer:
Cards
Global Cards	6
North America Cards	7–8
International Cards	9
Consumer Finance
Global Consumer Finance	10
North America Consumer Finance	11
International Consumer Finance	12
Retail Banking
Global Retail Banking	13
North America Retail Banking	14–15
International Retail Banking	16–17
Global Corporate and Investment Bank:
Income Statement	18
Revenue Details	19
Capital Markets and Banking	20
Transaction Services	21
Private Client Services	22
Global Investment Management:
Life Insurance and Annuities	23–24
Life Insurance and Annuities Insurance Investment Portfolio	25
Private Bank	26
Asset Management	27
Proprietary Investment Activities	28
Citigroup Supplemental Detail
Consolidated Statement of Income	29
Consolidated Balance Sheet	30
Return on Capital	31
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	32
Reserve for Loan Losses	33
Non-Performing Assets	34

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the preeminent global financial services company which has some 200 million customer accounts and does business in more than 100 countries, provides consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004		2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144		(73)%	$8,402	$6,417	(24)%

Basic Earnings Per Share	$0.80	$0.84	$0.92	$0.93	$1.03	$0.22		(74)%	$1.64	$1.25	(24)%

Weighted average common shares applicable to Basic EPS	5,094.9	5,085.5	5,096.8	5,096.1	5,095.6	5,100.5			5,090.2	5,098.1

Preferred Dividends — Basic	$20	$17	$17	$17	$17	$17			$37	$34

Diluted Earnings Per Share	$0.79	$0.83	$0.90	$0.91	$1.01	$0.22		(73)%	$1.62	$1.23	(24)%

Adjusted weighted average common shares applicable to Diluted EPS	5,168.7	5,184.0	5,206.5	5,215.2	5,203.1	5,201.3			5,176.4	5,202.2

Preferred Dividends — Diluted	$20	$17	$17	$17	$17	$17			$37	$34

Common Shares Outstanding, at period end	5,148.0	5,150.8	5,158.7	5,156.9	5,171.5	5,180.3			5,150.8	5,180.3

Tier 1 Capital Ratio	8.67%	9.02%	9.49%	8.91%	8.96%	8.1	%*		9.02%	8.1%*

Total Capital Ratio	11.57%	11.94%	12.59%	12.04%	12.25%	11.3	%*		11.94%	11.3%*

Leverage Ratio	5.46%	5.61%	5.81%	5.56%	5.40%	4.9	%*		5.61%	4.9%*

Total Assets, at period end (in billions)	$1,137.4	$1,187.4	$1,209.3	$1,264.0	$1,317.6	$1,396.6*			$1,187.4	$1,396.6*

Stockholders' Equity, at period end (in billions)	$87.3	$93.3	$95.3	$98.0	$101.9	$98.3*			$93.3	$98.3*

Equity and Trust Securities, at period end (in billions)	$94.0	$100.0	$102.1	$104.1	$108.2	$104.5*			$100.0	$104.5*

Book Value Per Share, at period end	$16.75	$17.90	$18.25	$18.79	$19.48	$18.76*			$17.90	$18.76*

Return on Common Equity (Net Income)	19.3%	19.2%	20.2%	19.9%	21.3%	4.6%			19.2%	13.1%

Return on Risk Capital					45%	9%				27%

*
Preliminary

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Global Consumer:
Cards	$717	$758	$980	$1,135	$980	$1,012	34%	$1,475	$1,992	35%
Consumer Finance	503	521	476	479	567	594	14%	1,024	1,161	13%
Retail Banking	930	1,005	1,063	1,048	1,122	1,156	15%	1,935	2,278	18%
Other(1)	(28)	(43)	(30)	(23)	(94)	304	NM	(71)	210	NM

Total Global Consumer	2,122	2,241	2,489	2,639	2,575	3,066	37%	4,363	5,641	29%

Global Corporate and Investment Bank:
Capital Markets and Banking	1,203	1,174	1,162	1,103	1,477	1,502	28%	2,377	2,979	25%
Transaction Services	191	180	196	178	234	261	45%	371	495	33%
Other(1)(2)	7	(10)	(5)	(8)	(4)	(4,569)	NM	(3)	(4,573)	NM

Total Global Corporate and Investment Bank	1,401	1,344	1,353	1,273	1,707	(2,806)	NM	2,745	(1,099)	NM

Private Client Services	162	185	206	239	251	209	13%	347	460	33%
Global Investment Management:
Life Insurance and Annuities	244	200	163	185	287	230	15%	444	517	16%
Private Bank	125	139	143	144	159	152	9%	264	311	18%
Asset Management	83	82	57	102	105	69	(16)%	165	174	5%

Total Global Investment Management	452	421	363	431	551	451	7%	873	1,002	15%

Proprietary Investment Activities	38	63	128	137	26	273	NM	101	299	NM
Corporate/Other	(72)	45	152	41	163	(49)	NM	(27)	114	NM

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	(73)%	$8,402	$6,417	(24)%

(1)
The 2004 second quarter includes a $756 million after-tax gain ($378 million in Consumer Other and $378 million in GCIB Other) related to the sale of The Samba Financial Group (Samba).

(2)
The 2004 second quarter includes a $4.95 billion after-tax charge related to the WorldCom Settlement and increase in Litigation Reserves.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$1,473	$1,515	$1,691	$1,926	$1,748	$1,785	18%	$2,988	$3,533	18%
Corporate	661	579	604	698	746	(4,244)	NM	1,240	(3,498)	NM
Private Client Services	162	185	206	239	251	209	13%	347	460	33%
Investment Management	356	307	368	301	386	339	10%	663	725	9%

Total North America (excluding Mexico)	2,652	2,586	2,869	3,164	3,131	(1,911)	NM	5,238	1,220	(77)%

Mexico
Consumer	118	172	168	166	190	203	18%	290	393	36%
Corporate	107	74	120	106	94	184	NM	181	278	54%
Investment Management	39	44	59	61	54	44	—	83	98	18%

Total Mexico	264	290	347	333	338	431	49%	554	769	39%

Europe, Middle East and Africa (EMEA)
Consumer	149	155	189	191	204	601	NM	304	805	NM
Corporate	239	329	233	118	264	661	NM	568	925	63%
Investment Management	(3)	2	6	(1)	9	7	NM	(1)	16	NM

Total EMEA	385	486	428	308	477	1,269	NM	871	1,746	100%

Japan
Consumer	176	195	106	106	142	147	(25)%	371	289	(22)%
Corporate	40	14	54	54	93	87	NM	54	180	NM
Investment Management	17	20	25	27	30	24	20%	37	54	46%

Total Japan	233	229	185	187	265	258	13%	462	523	13%

Asia (excluding Japan)
Consumer	186	198	212	215	247	280	41%	384	527	37%
Corporate	183	193	196	203	308	321	66%	376	629	67%
Investment Management	32	38	60	38	44	43	13%	70	87	24%

Total Asia	401	429	468	456	599	644	50%	830	1,243	50%

Latin America
Consumer	20	6	123	35	44	50	NM	26	94	NM
Corporate	171	155	146	94	202	185	19%	326	387	19%
Investment Management	11	10	(155)	5	28	(6)	NM	21	22	5%

Total Latin America	202	171	114	134	274	229	34%	373	503	35%

Proprietary Investment Activities	38	63	128	137	26	273	NM	101	299	NM
Corporate/Other	(72)	45	152	41	163	(49)	NM	(27)	114	NM

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	(73)%	$8,402	$6,417	(24)%

(1)
Excludes Proprietary Investment Activities and Corporate / Other which are predominantly related to North America.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Global Consumer:
Cards	$3,306	$3,296	$3,535	$4,473	$4,598	$4,467	36%	$6,602	$9,065	37%
Consumer Finance	2,560	2,452	2,513	2,558	2,688	2,677	9%	5,012	5,365	7%
Retail Banking	3,898	4,179	4,103	4,038	4,229	4,371	5%	8,077	8,600	6%
Other	21	12	9	17	(16)	557	NM	33	541	NM

Total Global Consumer	9,785	9,939	10,160	11,086	11,499	12,072	21%	19,724	23,571	20%

Global Corporate and Investment Bank:
Capital Markets and Banking	4,193	4,550	3,846	3,856	4,531	4,495	(1)%	8,743	9,026	3%
Transaction Services	904	896	882	906	939	984	10%	1,800	1,923	7%
Other	(11)	(9)	2	6	1	585	NM	(20)	586	NM

Total Global Corporate and Investment Bank	5,086	5,437	4,730	4,768	5,471	6,064	12%	10,523	11,535	10%

Private Client Services	1,333	1,454	1,493	1,564	1,729	1,578	9%	2,787	3,307	19%
Global Investment Management:
Life Insurance and Annuities	1,146	1,179	1,389	1,298	1,303	1,240	5%	2,325	2,543	9%
Private Bank	460	521	510	505	573	505	(3)%	981	1,078	10%
Asset Management	367	378	421	467	471	412	9%	745	883	19%

Total Global Investment Management	1,973	2,078	2,320	2,270	2,347	2,157	4%	4,051	4,504	11%

Proprietary Investment Activities	153	225	510	334	180	537	NM	378	717	90%
Corporate / Other	206	221	185	132	262	(106)	NM	427	156	(63)%

Total Net Revenues	$18,536	$19,354	$19,398	$20,154	$21,488	$22,302	15%	$37,890	$43,790	16%

Managed Basis Net Revenues(1)	$19,638	$20,562	$20,608	$21,384	$22,813	$23,592	15%	$40,200	$46,405	15%

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$6,520	$6,594	$6,755	$7,524	$7,778	$7,618	16%	$13,114	$15,396	17%
Corporate	2,440	2,576	2,047	1,815	2,302	2,560	(1)%	5,016	4,862	(3)%
Private Client Services	1,333	1,454	1,493	1,564	1,729	1,578	9%	2,787	3,307	19%
Investment Management	1,413	1,449	1,798	1,587	1,576	1,529	6%	2,862	3,105	8%

Total North America (excluding Mexico)	11,706	12,073	12,093	12,490	13,385	13,285	10%	23,779	26,670	12%

Mexico
Consumer	585	686	575	658	724	713	4%	1,271	1,437	13%
Corporate	166	179	161	202	204	137	(23)%	345	341	(1)%
Investment Management	135	139	150	165	167	162	17%	274	329	20%

Total Mexico	886	1,004	886	1,025	1,095	1,012	1%	1,890	2,107	11%

Europe, Middle East and Africa (EMEA)
Consumer	904	942	1,017	1,094	1,151	1,776	89%	1,846	2,927	59%
Corporate	1,387	1,478	1,337	1,528	1,559	2,064	40%	2,865	3,623	26%
Investment Management	120	132	138	172	165	144	9%	252	309	23%

Total EMEA	2,411	2,552	2,492	2,794	2,875	3,984	56%	4,963	6,859	38%

Japan
Consumer	915	813	823	823	815	812	—	1,728	1,627	(6)%
Corporate	73	105	153	189	227	204	94%	178	431	NM
Investment Management	75	85	94	82	105	82	(4)%	160	187	17%

Total Japan	1,063	1,003	1,070	1,094	1,147	1,098	9%	2,066	2,245	9%

Asia (excluding Japan)
Consumer	682	723	755	781	824	944	31%	1,405	1,768	26%
Corporate	593	631	676	694	857	770	22%	1,224	1,627	33%
Investment Management	132	161	163	165	199	167	4%	293	366	25%

Total Asia	1,407	1,515	1,594	1,640	1,880	1,881	24%	2,922	3,761	29%

Latin America
Consumer	179	181	235	206	207	209	15%	360	416	16%
Corporate	427	468	356	340	322	329	(30)%	895	651	(27)%
Investment Management	98	112	(23)	99	135	73	(35)%	210	208	(1)%

Total Latin America	704	761	568	645	664	611	(20)%	1,465	1,275	(13)%

Proprietary Investment Activities	153	225	510	334	180	537	NM	378	717	90%
Corporate/Other	206	221	185	132	262	(106)	NM	427	156	(63)%

Total Net Revenues	$18,536	$19,354	$19,398	$20,154	$21,488	$22,302	15%	$37,890	$43,790	16%

(1)
Excludes Proprietary Investment Activities and Corporate / Other which are predominantly related to North America.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,306	$3,296	$3,535	$4,473	$4,598	$4,467	36%	$6,602	$9,065	37%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	7%	2,310	2,615	13%

Adjusted Revenues, Net of Interest Expense(1)	4,408	4,504	4,745	5,703	5,923	5,757	28%	8,912	11,680	31%

Total Operating Expenses	1,446	1,463	1,508	1,810	1,938	1,964	34%	2,909	3,902	34%

Provision for Credit Losses	774	678	540	943	1,228	1,015	50%	1,452	2,243	54%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	7%	2,310	2,615	13%

Adjusted Provision for Credit Losses(1)	1,876	1,886	1,750	2,173	2,553	2,305	22%	3,762	4,858	29%

Income Before Taxes	1,086	1,155	1,487	1,720	1,432	1,488	29%	2,241	2,920	30%
Income Taxes	369	397	507	585	452	476	20%	766	928	21%

Net Income	$717	$758	$980	$1,135	$980	$1,012	34%	$1,475	$1,992	35%

Average Assets (in billions of dollars)	$68	$62	$64	$85	$95	$94	52%	$65	$95	46%
Return on Assets	4.28%	4.90%	6.08%	5.30%	4.15%	4.33%		4.58%	4.22%
Return on Managed Assets	2.17%	2.32%	2.90%	2.85%	2.32%	2.42%		2.25%	2.37%
Average Risk Capital					$5,513	$5,439			$5,476
Return on Risk Capital					71%	75%			73%
KEY INDICATORS (in billions of dollars):
End of Period Managed Receivables(2)	$127.0	$125.5	$131.0	$163.5	$156.8	$159.3	27%
EOP Open Accounts (in millions)	100.6	99.2	112.3	145.0	141.5	146.4	48%
Total Sales	$65.7	$68.7	$72.6	$84.1	$79.1	$87.0	27%	$134.4	$166.1	24%
Managed Net Interest Revenue (in millions of dollars)(1)	$3,223	$3,267	$3,555	$4,477	$4,793	$4,556	39%	$6,490	$9,349	44%
% of Average Managed Loans	10.31%	10.52%	11.16%	12.33%	12.56%	12.03%
Risk Adjusted Revenue (in millions of dollars)(3)	$2,576	$2,616	$2,956	$3,517	$3,370	$3,383	29%	$5,192	$6,753	30%
% of Average Managed Loans	8.24%	8.42%	9.28%	9.68%	8.83%	8.93%
Average Managed Loans:
Securitized	$67.7	$71.1	$72.1	$74.5	$75.9	$75.6	6%	$69.4	$75.8	9%
Held for Sale	5.1	3.0	4.1	0.6	—	2.1	(30)%	4.1	1.1	(73)%
On Balance Sheet	42.4	38.6	37.5	55.1	63.1	59.2	53%	40.5	61.1	51%

North America Managed	115.2	112.7	113.7	130.2	139.0	136.9	21%	114.0	138.0	21%
International	11.6	11.8	12.7	13.9	14.5	15.4	31%	11.7	14.9	27%

Total Managed	$126.8	$124.5	$126.4	$144.1	$153.5	$152.3	22%	$125.7	$152.9	22%

Managed Net Credit Losses (in millions of dollars):
Securitized	$1,024	$1,159	$1,127	$1,219	$1,325	$1,244	7%	$2,183	$2,569	18%
Held for Sale	78	49	83	11	—	46	(6)%	127	46	(64)%
On Balance Sheet	613	543	443	822	1,089	958	76%	1,156	2,047	77%

North America Managed	1,715	1,751	1,653	2,052	2,414	2,248	28%	3,466	4,662	35%
International	117	136	136	134	140	125	(8)%	253	265	5%

Total Managed	$1,832	$1,887	$1,789	$2,186	$2,554	$2,373	26%	$3,719	$4,927	32%

Coincident Managed Net Credit Loss Ratio	5.86%	6.08%	5.62%	6.02%	6.69%	6.27%
12 Month Lagged Managed Net Credit Loss Ratio	6.31%	6.39%	5.82%	6.92%	8.10%	7.66%
Loans 90+Days Past Due (in millions of dollars)	$2,406	$2,313	$2,353	$3,392	$3,152	$2,808	21%
% of EOP Managed Loans	1.92%	1.88%	1.83%	2.14%	2.08%	1.82%
(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are instead components of the servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the Cards business.

(2)
Includes accrued interest receivable.

(3)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,707	$2,689	$2,861	$3,731	$3,859	$3,686	37%	$5,396	$7,545	40%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	7%	2,310	2,615	13%

Adjusted Revenues, Net of Interest Expense(1)	3,809	3,897	4,071	4,961	5,184	4,976	28%	7,706	10,160	32%

Total Operating Expenses	1,134	1,160	1,179	1,387	1,533	1,518	31%	2,294	3,051	33%

Provision for Credit Losses	638	544	443	809	1,089	899	65%	1,182	1,988	68%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	7%	2,310	2,615	13%

Adjusted Provision for Credit Losses(1)	1,740	1,752	1,653	2,039	2,414	2,189	25%	3,492	4,603	32%

Income Before Taxes	935	985	1,239	1,535	1,237	1,269	29%	1,920	2,506	31%
Income Taxes	317	336	424	525	405	419	25%	653	824	26%

Net Income	$618	$649	$815	$1,010	$832	$850	31%	$1,267	$1,682	33%

Average Assets (in billions of dollars)	$55	$49	$51	$70	$80	$78	59%	$52	$79	52%
Return on Assets	4.56%	5.31%	6.34%	5.72%	4.18%	4.38%		4.91%	4.28%
Return on Managed Assets	2.07%	2.21%	2.67%	2.80%	2.17%	2.25%		2.13%	2.21%

Adjusted Revenues, Net of Interest Expense(1):
U.S. and Canada	$3,690	$3,751	$3,907	$4,829	$4,978	$4,782	27%	$7,441	$9,760	31%
Mexico	119	146	164	132	206	194	33%	265	400	51%

Total	$3,809	$3,897	$4,071	$4,961	$5,184	$4,976	28%	$7,706	$10,160	32%

Net Income:
U.S. and Canada	$582	$588	$740	$954	$735	$762	30%	$1,170	$1,497	28%
Mexico	36	61	75	56	97	88	44%	97	185	91%

Total	$618	$649	$815	$1,010	$832	$850	31%	$1,267	$1,682	33%

(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
KEY INDICATORS (in billions of dollars)
EOP Open Accounts (in millions)	86.7	85.2	96.7	129.2	125.6	125.8	48%
Total Sales	$57.1	$59.7	$62.3	$72.4	$67.8	$74.3	24%	$116.8	$142.1	22%
Average Managed Loans	$115.2	$112.7	$113.7	$130.2	$139.0	$136.9	21%	$114.0	$138.0	21%
Risk Adjusted Revenue (in millions of dollars)(1)	$2,094	$2,146	$2,418	$2,909	$2,770	$2,728	27%	$4,240	$5,498	30%
% of Average Managed Loans	7.37%	7.63%	8.43%	8.86%	8.02%	8.01%
SUPPLEMENTAL DISCLOSURE:
End of Period Managed Receivables:(2)
Bankcards	$108.6	$106.8	$104.3	$119.8	$114.2	$115.0	8%
Private Label	6.9	6.5	13.1	29.0	28.1	28.6	NM

Total	$115.5	$113.3	$117.4	$148.8	$142.3	$143.6	27%

Managed Net Interest Revenue (in millions of dollars):(3)
Bankcards	$2,461	$2,532	$2,572	$2,959	$3,108	$2,953	17%	$4,993	$6,061	21%
Private Label	369	352	580	1,068	1,230	1,140	NM	721	2,370	NM

Total	$2,830	$2,884	$3,152	$4,027	$4,338	$4,093	42%	$5,714	$8,431	48%

% of Average Managed Loans:
Bankcards	9.24%	9.58%	9.86%	10.80%	11.01%	10.65%
Private Label	20.92%	21.06%	22.40%	19.69%	19.46%	18.07%
Total	9.96%	10.26%	10.99%	12.27%	12.56%	12.03%
Managed Net Credit Losses (in millions of dollars):
Bankcards	$1,530	$1,571	$1,500	$1,691	$1,864	$1,705	9%	$3,101	$3,569	15%
Private Label(4)	185	180	153	361	550	543	NM	365	1,093	NM

Total	$1,715	$1,751	$1,653	$2,052	$2,414	$2,248	28%	$3,466	$4,662	35%

Coincident Managed Net Credit Loss Ratio:
Bankcards	5.74%	5.95%	5.75%	6.17%	6.60%	6.15%
Private Label(4)	10.49%	10.77%	5.91%	6.65%	8.70%	8.61%
Total	6.04%	6.23%	5.77%	6.25%	6.99%	6.61%
12 Month Lagged Managed Net Credit Loss Ratio	6.46%	6.50%	5.91%	7.14%	8.43%	8.02%
Loans 90+Days Past Due (In millions of dollars):
Bankcards	$1,963	$1,885	$1,890	$2,210	$2,048	$1,817	(4)%
Private Label	217	181	208	923	843	748	NM

Total	$2,180	$2,066	$2,098	$3,133	$2,891	$2,565	24%

% of EOP Managed Loans:
Bankcards	1.83%	1.79%	1.84%	1.88%	1.83%	1.61%
Private Label(4)	3.16%	3.00%	1.67%	3.55%	3.35%	2.90%
Total	1.91%	1.86%	1.82%	2.18%	2.10%	1.85%
(1)
Risk adjusted revenue is total revenues less net credit losses.

(2)
Includes accrued interest receivable.

(3)
The abbreviated income statement on page 7 is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

(4)
During the 2003 third quarter, Citigroup completed the acquisition of the Home Depot private-label portfolio which added $6 billion in receivables and was recorded at fair market value. Excluding the Home Depot portfolio, the managed net credit losses ratios in the third and fourth quarters of 2003 were 9.99% and 9.69%, respectively, for Private Label and 5.99% and 6.59%, respectively, for total North America Cards. Excluding the Home Depot portfolio, 90+ delinquency ratio in the third quarter of 2003 was 3.16% for Private Label and 1.91% for total North America Cards.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$599	$607	$674	$742	$739	$781	29%	$1,206	$1,520	26%
Total Operating Expenses	312	303	329	423	405	446	47%	615	851	38%
Provision for Credit Losses	136	134	97	134	139	116	(13)%	270	255	(6)%

Income Before Taxes	151	170	248	185	195	219	29%	321	414	29%
Income Taxes	52	61	83	60	47	57	(7)%	113	104	(8)%

Net Income	$99	$109	$165	$125	$148	$162	49%	$208	$310	49%

Average Assets (in billions of dollars)	$13	$13	$13	$15	$15	$16	23%	$13	$16	23%
Return on Assets	3.09%	3.36%	5.04%	3.31%	3.97%	4.07%		3.23%	3.90%
KEY INDICATORS (in billions of dollars)
End of Period Managed Receivables(1)	$11.5	$12.2	$13.6	$14.7	$14.5	$15.7	29%
EOP Open Accounts (in millions)	13.9	14.0	15.6	15.8	15.9	20.6	47%
Total Sales	$8.6	$9.0	$10.3	$11.7	$11.3	$12.7	41%	$17.6	$24.0	36%
Net Interest Revenue (in millions of dollars)	$393	$383	$403	$450	$455	$463	21%	$776	$918	18%
% of Average Loans	13.79%	12.97%	12.67%	12.87%	12.57%	12.04%
Risk Adjusted Revenue (in millions of dollars)(2)	$482	$470	$538	$608	$600	$655	39%	$952	$1,255	32%
% of Average Loans	16.94%	15.95%	16.90%	17.42%	16.56%	17.06%
Average Loans:
EMEA	$4.0	$4.1	$4.6	$5.2	$5.5	$5.5	34%	$4.1	$5.5	34%
Japan	1.0	1.0	1.1	1.2	1.2	1.2	20%	1.0	1.2	20%
Asia (excluding Japan)	6.2	6.3	6.6	7.0	7.3	8.2	30%	6.3	7.8	24%
Latin America	0.4	0.4	0.4	0.5	0.5	0.5	25%	0.3	0.4	33%

Total	$11.6	$11.8	$12.7	$13.9	$14.5	$15.4	31%	$11.7	$14.9	27%

Net Credit Losses (in millions of dollars)	$117	$136	$136	$134	$140	$125	(8)%
Coincident Net Credit Loss Ratio	4.09%	4.60%	4.27%	3.84%	3.85%	3.25%
12 Month Lagged Net Credit Loss Ratio	4.67%	5.21%	4.96%	4.73%	4.85%	4.24%
Loans 90+Days Past Due (in millions of dollars)	$226	$247	$255	$259	$261	$243	(2)%
% of EOP Loans	1.97%	2.04%	1.88%	1.76%	1.80%	1.55%
(1)
Includes accrued interest receivable.

(2)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,560	$2,452	$2,513	$2,558	$2,688	$2,677	9%	$5,012	$5,365	7%
Total Operating Expenses	865	835	867	921	923	873	5%	1,700	1,796	6%
Provisions for Benefits, Claims and Credit Losses	930	957	925	915	916	894	(7)%	1,887	1,810	(4)%

Income Before Taxes	765	660	721	722	849	910	38%	1,425	1,759	23%
Income Taxes	262	139	245	243	282	316	NM	401	598	49%

Net Income	$503	$521	$476	$479	$567	$594	14%	$1,024	$1,161	13%

Average Assets (in billions of dollars)	$104	$105	$104	$106	$111	$110	5%	$105	$111	6%
Return on Assets	1.96%	1.99%	1.82%	1.79%	2.05%	2.17%		1.97%	2.10%
Average Risk Capital					$3,710	$3,798			$3,754
Return on Risk Capital					61%	63%			62%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$51.0	$51.7	$52.2	$53.3	$56.4	$56.7	10%	$51.4	$56.6	10%
Personal loans	22.5	22.2	22.1	23.2	24.5	24.4	10%	22.4	24.5	9%
Auto	10.8	11.1	11.2	11.3	11.4	11.5	4%	11.0	11.5	5%
Sales finance and other	4.5	4.8	5.3	5.5	5.8	5.2	8%	4.5	5.4	20%

Total	$88.8	$89.8	$90.8	$93.3	$98.1	$97.8	9%	$89.3	$98.0	10%

Average Yield	14.11%	13.46%	13.28%	13.22%	13.14%	13.09%
Average Net Interest Margin	10.68%	10.08%	10.02%	9.96%	10.16%	10.19%
Net Credit Loss Ratio	3.91%	4.01%	3.92%	3.68%	3.57%	3.52%
Loans 90+ Days Past Due (in millions of dollars)	$2,183	$2,182	$2,127	$2,221	$2,127	$1,948	(11%)
% of EOP Loans	2.45%	2.41%	2.30%	2.36%	2.15%	1.96%
Number of Offices:
North America	2,394	2,394	2,390	2,328	2,759	2,608	9%
International	1,146	1,164	1,093	928	940	997	(14)%

Total	3,540	3,558	3,483	3,256	3,699	3,605	1%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,635	$1,625	$1,667	$1,695	$1,835	$1,806	11%	$3,260	$3,641	12%
Total Operating Expenses	537	512	523	539	587	536	5%	1,049	1,123	7%
Provisions for Benefits, Claims and Credit Losses	559	566	552	558	574	551	(3)%	1,125	1,125	—

Income Before Taxes	539	547	592	598	674	719	31%	1,086	1,393	28%
Income Taxes	199	203	220	219	230	262	29%	402	492	22%

Net Income	$340	$344	$372	$379	$444	$457	33%	$684	$901	32%

Average Assets (in billions of dollars)	$78	$78	$79	$81	$85	$85	9%	$78	$85	9%
Return on Assets	1.77%	1.77%	1.87%	1.86%	2.10%	2.16%		1.77%	2.13%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$45.0	$45.6	$46.2	$47.5	$49.6	$49.9	9%	$45.3	$49.6	9%
Personal loans	10.4	10.5	10.6	10.7	12.2	12.3	17%	10.5	12.3	17%
Auto	8.8	9.2	9.5	9.8	10.0	10.3	12%	9.0	10.2	13%
Sales finance and other	3.8	3.8	4.1	4.2	4.5	4.4	16%	3.8	4.5	18%

Total	$68.0	$69.1	$70.4	$72.2	$76.3	$76.9	11%	$68.6	$76.6	12%

Average Yield	12.53%	12.20%	11.99%	11.81%	11.93%	11.78%
Average Net Interest Margin	8.60%	8.40%	8.35%	8.36%	8.69%	8.52%
Net Credit Loss Ratio	3.06%	2.98%	2.93%	2.81%	2.79%	2.69%
Loans 90+ Days Past Due (in millions of dollars)	$1,786	$1,681	$1,642	$1,683	$1,589	$1,444	(14)%
% of EOP Loans	2.60%	2.40%	2.29%	2.32%	2.06%	1.84%
Number of Offices:
North America (excluding Mexico)	2,248	2,240	2,228	2,166	2,597	2,446	9%
Mexico	146	154	162	162	162	162	5%

Total	2,394	2,394	2,390	2,328	2,759	2,608	9%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$925	$827	$846	$863	$853	$871	5%	$1,752	$1,724	(2)%
Total Operating Expenses	328	323	344	382	336	337	4%	651	673	3%
Provisions for Benefits, Claims and Credit Losses	371	391	373	357	342	343	(12)%	762	685	(10)%

Income Before Taxes	226	113	129	124	175	191	69%	339	366	8%
Income Taxes	63	(64)	25	24	52	54	NM	(1)	106	NM

Net Income	$163	$177	$104	$100	$123	$137	(23)%	$340	$260	(24)%

Average Assets (in billions of dollars)	$26	$27	$25	$25	$26	$25	(7)%	$27	26	(4)%
Return on Assets	2.54%	2.63%	1.65%	1.59%	1.90%	2.20%		2.54%	2.01%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$6.0	$6.1	$6.0	$5.8	$6.8	$6.8	11%	$6.1	$7.0	15%
Personal loans	12.1	11.7	11.5	12.5	12.3	12.1	3%	11.9	12.2	3%
Auto	2.0	1.9	1.7	1.5	1.4	1.2	(37)%	2.0	1.3	(35)%
Sales finance and other	0.7	1.0	1.2	1.3	1.3	0.8	(20)%	0.7	0.9	29%

Total	$20.8	$20.7	$20.4	$21.1	$21.8	$20.9	1%	$20.7	$21.4	3%

Average Yield	19.20%	17.66%	17.72%	18.04%	17.42%	17.88%
Average Net Interest Margin	17.37%	15.69%	15.77%	15.40%	15.35%	16.33%
Net Credit Loss Ratio	6.69%	7.43%	7.34%	6.65%	6.31%	6.57%
Loans 90+ Days Past Due (in millions of dollars)	$397	$501	$485	$538	$538	$504	1%
% of EOP Loans	1.93%	2.45%	2.32%	2.50%	2.47%	2.38%
Number of Offices:
EMEA	135	168	176	187	199	228	36%
Japan	840	813	739	552	530	530	(35)%
Asia (excluding Japan)	71	79	95	100	119	146	85%
Latin America	100	104	83	89	92	93	(11)%

Total	1,146	1,164	1,093	928	940	997	(14)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,898	$4,179	$4,103	$4,038	$4,229	$4,371	5%	$8,077	$8,600	6%
Total Operating Expenses	2,102	2,241	2,226	2,296	2,272	2,451	9%	4,343	4,723	9%
Provisions for Benefits, Claims and Credit Losses	419	429	254	274	330	202	(53)%	848	532	(37)%

Income Before Taxes and Minority Interest	1,377	1,509	1,623	1,468	1,627	1,718	14%	2,886	3,345	16%
Income Taxes	429	493	552	410	491	548	11%	922	1,039	13%
Minority Interest, Net of Tax	18	11	8	10	14	14	27%	29	28	(3)%

Net Income	$930	$1,005	$1,063	$1,048	$1,122	$1,156	15%	$1,935	$2,278	18%

Average Assets (in billions of dollars)	$227	$230	$234	$237	$239	$259	13%	$229	$249	9%
Return on Assets	1.66%	1.75%	1.80%	1.75%	1.89%	1.80%		1.70%	1.84%
Average Risk Capital					$12,514	$12,732			$12,623
Return on Risk Capital					36%	37%			36%
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America(1)	$153.0	$154.1	$154.6	$151.8	$154.0	$157.4	2%	$153.5	$155.7	1%
International	81.4	84.3	87.0	92.0	96.3	102.1	21%	82.9	99.2	20%

Total	$234.4	$238.4	$241.6	$243.8	$250.3	$259.5	9%	$236.4	$254.9	8%

Average Loans (in billions of dollars):
North America	$124.7	$122.1	$121.3	$123.8	$128.2	$133.7	10%	$123.4	$131.0	6%
International	34.7	35.6	35.8	37.7	38.2	45.8	29%	35.2	42.0	19%

Total	$159.4	$157.7	$157.1	$161.5	$166.4	$179.5	14%	$158.6	$173.0	9%

Net Credit Loss Ratio—excluding Commercial Markets	0.42%	0.58%	0.72%	0.39%	0.49%	0.51%
Net Credit Loss Ratio—Commercial Markets	1.65%	1.30%	0.47%	0.93%	0.51%	0.31%
Loans 90+Days Past Due—excl Commercial Markets (in millions of dollars)	$3,644	$3,706	$3,707	$3,802	$3,698	$3,576	(4)%
% of EOP Loans	3.18%	3.29%	3.19%	3.07%	2.86%	2.46%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,250	$1,165	$1,283	$1,350	$1,213	$1,173	1%
% of EOP Loans	2.88%	2.76%	3.17%	3.38%	3.11%	2.96%
EOP Accounts (in millions):
North America	29.4	29.7	30.1	30.4	30.8	31.2	5%
International	17.0	17.3	17.5	17.7	18.1	22.0	27%

Total	46.4	47.0	47.6	48.1	48.9	53.2	13%

Branches:
Citibanking North America	781	779	782	779	779	775	(1)%
Mexico	1,413	1,409	1,408	1,401	1,357	1,347	(4)%
International	875	863	877	870	868	1,110	29%

Total	3,069	3,051	3,067	3,050	3,004	3,232	6%

(1)
Includes bank deposit program balances generated from the Smith Barney channel managed by Citibanking North America.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Citibanking North America, Consumer Assets and CitiCapital	$1,795	$1,937	$1,895	$1,721	$1,816	$1,858	(4)%	$3,732	$3,674	(2)%
Primerica Financial Services	515	515	527	531	531	529	3%	1,030	1,060	3%
Mexico	432	502	371	487	477	479	(5)%	934	956	2%

Total Revenues, Net of Interest Expense	2,742	2,954	2,793	2,739	2,824	2,866	(3)%	5,696	5,690	—
Total Operating Expenses	1,435	1,551	1,541	1,529	1,523	1,681	8%	2,986	3,204	7%
Provisions for Benefits, Claims and Credit Losses	326	296	182	171	196	54	(82)%	622	250	(60)%

Income Before Taxes and Minority Interest	981	1,107	1,070	1,039	1,105	1,131	2%	2,088	2,236	7%
Income Taxes	302	359	360	303	335	364	1%	661	699	6%
Minority Interest, Net of Tax	18	11	8	10	14	14	27%	29	28	(3)%

Net Income	$661	$737	$702	$726	$756	$753	2%	$1,398	$1,509	8%

Net Income by Business:
Citibanking North America, Consumer Assets and CitiCapital	$458	$500	$485	$478	$535	$517	3%	$958	$1,052	10%
Primerica Financial Services	131	135	134	146	137	131	(3)%	266	268	1%
Mexico	72	102	83	102	84	105	3%	174	189	9%

Total	$661	$737	$702	$726	$756	$753	2%	$1,398	$1,509	8%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America (excluding Mexico)(1)	$131.7	$132.9	$134.5	$131.3	$132.7	$136.0	2%	$132.2	$134.3	2%
Mexico	21.3	21.2	20.1	20.5	21.3	21.4	1%	21.3	21.4	—

Total	$153.0	$154.1	$154.6	$151.8	$154.0	$157.4	2%	$153.5	$155.7	1%

Average Loans by Type (in billions of dollars):
Mortgages	$59.6	$58.1	$58.4	$61.6	$66.0	$72.2	24%	$58.7	$69.1	18%
Student Loans	22.0	22.3	22.7	23.5	24.5	24.5	10%	22.2	24.5	10%
Personal	1.3	1.3	1.3	1.3	1.2	1.4	8%	1.3	1.3	—
Commercial Markets	41.7	40.4	38.9	37.4	36.5	35.6	(12)%	41.1	36.1	(12)%
Other	0.1	—	—	—	—	—	—	0.1	—	(100)%

Total	$124.7	$122.1	$121.3	$123.8	$128.2	$133.7	10%	$123.4	$131.0	6%

Net Credit Loss Ratio—excluding Commercial Markets	0.17%	0.29%	0.10%	0.11%	0.11%	0.18%
Net Credit Loss Ratio—Commercial Markets	1.69%	1.31%	0.44%	0.93%	0.51%	0.30%
Loans 90+ Days Past Due—excl Commercial Markets (in millions of dollars)	$2,357	$2,385	$2,318	$2,299	$2,163	$2,054	(14)%
% of EOP Loans	2.87%	3.00%	2.80%	2.60%	2.30%	2.03%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,173	$1,090	$1,213	$1,266	$1,135	$1,094	—
% of EOP Loans	2.86%	2.76%	3.27%	3.43%	3.15%	3.23%
Citibanking North America and Consumer Assets:
Investment Product Sales (in millions of dollars)(2)	$1,350	$1,314	$1,462	$1,309	$1,510	$1,241	(6)%
EOP Mortgage Servicing Portfolio (in billions of dollars)	$155.4	$140.3	$137.3	$158.3	$174.5	$170.1	21%
Mortgage Originations (in billions of dollars)	$21.3	$23.5	$36.9	$22.9	$22.0	$29.2	24%
Student Loan Originations (in billions of dollars)	$2.3	$0.7	$2.2	$1.5	$2.2	$1.0	43%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$474.4	$486.6	$494.2	$503.6	$510.7	$522.0	7%
Loan Volumes (in millions of dollars)(3)	$1,259.6	$1,350.4	$1,460.0	$857.9	$749.3	$1,104.0	(18)%
Mutual Fund/UIT Sales at NAV (in millions of dollars)	$706	$692	$712	$730	$927	$861	24%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$158	$171	$212	$220	$296	$263	54%
(1)
Includes bank deposit program balances generated from the Smith Barney channel managed by Citibanking North America.

(2)
Investment product sales include mutual funds, annuities, structured notes, and other investment products sold by Citibanking North America's financial executives.

(3)
Represents loan products marketed by Primerica Financial Services; the receivables are primarily reflected in the assets of Consumer Finance.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
EMEA	$548	$585	$615	$639	$685	$721	23%	$1,133	$1,406	24%
Japan	108	113	117	113	125	119	5%	221	244	10%
Asia (excluding Japan)	391	418	422	421	467	540	29%	809	1,007	24%
Latin America	109	109	156	126	128	125	15%	218	253	16%

Total Revenues, Net of Interest Expense	1,156	1,225	1,310	1,299	1,405	1,505	23%	2,381	2,910	22%
Total Operating Expenses	667	690	685	767	749	770	12%	1,357	1,519	12%
Provisions for Benefits, Claims and Credit Losses	93	133	72	103	134	148	11%	226	282	25%

Income Before Taxes	396	402	553	429	522	587	46%	798	1,109	39%
Income Taxes	127	134	192	107	156	184	37%	261	340	30%

Net Income	$269	$268	$361	$322	$366	$403	50%	$537	$769	43%

Net Income (loss) by Region:
EMEA	$99	$97	$118	$130	$132	$151	56%	$196	$283	44%
Japan	31	35	30	36	40	37	6%	66	77	17%
Asia (excluding Japan)	132	143	144	140	171	191	34%	275	362	32%
Latin America	7	(7)	69	16	23	24	NM	—	47	—

Total	$269	$268	$361	$322	$366	$403	50%	$537	$769	43%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 2

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
EMEA	$18.4	$19.2	$20.0	$22.0	$23.9	$24.1	26%	$18.8	$23.9	27%
Japan	18.9	19.1	20.3	22.0	22.6	21.7	14%	19.0	22.2	17%
Asia (excluding Japan)	37.1	38.9	39.9	41.3	43.2	49.6	28%	38.0	46.4	22%
Latin America	7.0	7.1	6.8	6.7	6.6	6.7	(6)%	7.1	6.7	(6)%

Total	$81.4	$84.3	$87.0	$92.0	$96.3	$102.1	21%	$82.9	$99.2	20%

Average Loans by Type (in billions of dollars):
Mortgages	$12.1	$12.2	$12.2	$12.5	$12.5	$16.4	34%	$12.1	$14.4	19%
Auto	2.1	2.3	2.4	2.4	2.4	2.4	4%	2.2	2.4	9%
Personal	15.5	16.6	16.7	18.0	18.8	20.6	24%	16.1	19.7	22%
Commercial Markets	2.3	2.6	3.0	2.8	3.0	4.7	81%	2.5	3.9	56%
Other	2.7	1.9	1.5	2.0	1.5	1.7	(11)%	2.3	1.6	(30)%

Total	$34.7	$35.6	$35.8	$37.7	$38.2	$45.8	29%	$35.2	$42.0	19%

Net Credit Loss Ratio—excluding Commercial Markets	1.07%	1.28%	2.28%	1.09%	1.48%	1.28%
Net Credit Loss Ratio—Commercial Markets	0.84%	1.08%	0.94%	0.90%	0.45%	0.42%
Loans 90+ Days Past Due—excl Commercial Markets (in millions of dollars)	$1,287	$1,321	$1,389	$1,503	$1,535	$1,522	15%
% of EOP Loans	3.95%	3.99%	4.16%	4.24%	4.35%	3.46%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$77	$75	$70	$84	$78	$79	5%
% of EOP Loans	3.24%	2.76%	2.10%	2.74%	2.60%	1.38%
Branches:
EMEA	592	583	597	599	596	599	3%
Japan	24	24	25	25	25	25	4%
Asia (excluding Japan)	98	98	103	105	106	341	NM
Latin America	161	158	152	141	141	145	(8)%

Total	875	863	877	870	868	1,110	29%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Revenues:
Commissions and Fees	$409	$487	$489	$443	$586	$485	—	$896	$1,071	20%
Asset Management and Administration Fees	520	546	555	587	610	630	15%	1,066	1,240	16%
Investment Banking	826	1,022	707	922	830	917	(10)%	1,848	1,747	(5)%
Principal Transactions	1,258	988	847	552	963	728	(26)%	2,246	1,691	(25)%
Other	174	350	212	171	254	1,013	NM	524	1,267	NM

Total Non-Interest Revenues	3,187	3,393	2,810	2,675	3,243	3,773	11%	6,580	7,016	7%
Net Interest and Dividends	1,899	2,044	1,920	2,093	2,228	2,291	12%	3,943	4,519	15%

Total Revenues, Net of Interest Expense	5,086	5,437	4,730	4,768	5,471	6,064	12%	10,523	11,535	10%

Non-Interest Expenses:
Compensation and Benefits	2,004	2,110	1,617	1,449	1,905	1,959	(7)%	4,114	3,864	(6)%
Other Operating and Administrative Expenses	946	1,076	1,061	1,192	1,114	9,189	NM	2,022	10,303	NM

Total Non-Interest Expenses	2,950	3,186	2,678	2,641	3,019	11,148	NM	6,136	14,167	NM

Provision for Credit Losses	116	298	76	242	(60)	(347)	NM	414	(407)	NM

Income (Loss) Before Taxes and Minority Interest	2,020	1,953	1,976	1,885	2,512	(4,737)	NM	3,973	(2,225)	NM
Income Taxes (Benefits)	614	597	615	600	789	(1,951)	NM	1,211	(1,162)	NM
Minority Interest, Net of Tax	5	12	8	12	16	20	67%	17	36	NM

Net Income (Loss)	$1,401	$1,344	$1,353	$1,273	$1,707	$(2,806)	NM	$2,745	$(1,099)	NM

Pre-tax Profit Margin	39.7%	35.9%	41.8%	39.5%	45.9%	(78.1)%		37.8%	(19.3)%
Non-Compensation Expenses as a Percent of Net Revenues(1)	18.6%	19.8%	22.4%	25.0%	20.4%	167.7%		19.2%	94.1%
Compensation and Benefits Expenses as a Percent of Net Revenues (1)	39.4%	38.8%	34.2%	30.4%	34.8%	35.7%		39.1%	35.3%
Compensation and Benefits Expenses as a Percent of Risk Adjusted Revenues (1) (2)	40.3%	41.1%	34.7%	32.0%	34.4%	33.6%		40.7%	34.0%
(1)
The 2004 second quarter and YTD periods exclude revenue of $584 million related to the gain on Samba.

(2)
Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
GCIB REVENUE DETAILS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$193	$162	$211	$290	$203	$235	45%	$355	$438	23%
Equity Underwriting	153	317	204	288	302	253	(20)%	470	555	18%
Debt Underwriting	656	845	492	542	498	544	(36)%	1,501	1,042	(31)%
Revenue Allocated to Private Client Segment:
Equity Underwriting	(46)	(97)	(61)	(67)	(115)	(63)	35%	(143)	(178)	(24)%
Debt Underwriting	(59)	(61)	(56)	(46)	(32)	(27)	56%	(120)	(59)	51%

Total Investment Banking Revenue	897	1,166	790	1,007	856	942	(19)%	2,063	1,798	(13)%
Lending	382	414	424	392	439	522	26%	796	961	21%
Equity Markets	515	598	567	431	747	519	(13)%	1,113	1,266	14%
Fixed Income Markets	2,390	2,374	2,070	1,999	2,504	2,536	7%	4,764	5,040	6%
Other Capital Markets and Banking	9	(2)	(5)	27	(15)	(24)	NM	7	(39)	NM

Total Capital Markets and Banking Revenues(1)	4,193	4,550	3,846	3,856	4,531	4,495	(1)%	8,743	9,026	3%

Transaction Services	904	896	882	906	939	984	10%	1,800	1,923	7%
Other(2)	(11)	(9)	2	6	1	585	NM	(20)	586	NM

Total GCIB Revenues	$5,086	$5,437	$4,730	$4,768	$5,471	$6,064	12%	$10,523	$11,535	10%

(1)
Capital Markets and Banking revenues reflect Citigroup's portion (49)% of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Capital Markets and Banking to conform to the GAAP presentation.

(2)
The 2004 second quarter includes a $584 million gain related to the sale of Samba.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,193	$4,550	$3,846	$3,856	$4,531	$4,495	(1)%	$8,743	$9,026	3%
Total Operating Expenses	2,354	2,546	2,053	1,957	2,354	2,537	—	4,900	4,891	—
Provision for Credit Losses	107	286	73	272	(26)	(276)	NM	393	(302)	NM

Income Before Taxes and Minority Interest	1,732	1,718	1,720	1,627	2,203	2,234	30%	3,450	4,437	29%
Income Taxes	524	532	550	512	711	713	34%	1,056	1,424	35%
Minority Interest, Net of Tax	5	12	8	12	15	19	58%	17	34	100%

Net Income	$1,203	$1,174	$1,162	$1,103	$1,477	$1,502	28%	$2,377	$2,979	25%

Average Risk Capital					$15,019	$17,470			$16,245
Return on Risk Capital					40%	35%			37%
Global Debt, Equity and Equity-related Underwriting:
Global Volume(1)	$145,461	$144,186	$123,257	$138,485	$170,776	$114,098	(21)%	$289,647	$284,874	(2)%
Global Market Share	10.4%	10.0%	9.8%	10.9%	10.1%	8.8%		10.2%	9.5%
Rank	1	1	1	1	1	1		1	1
U.S. Volume(1)	$116,251	$102,872	$96,571	$98,833	$121,020	$76,190	(26)%	$219,123	$197,210	(10)%
U.S. Market Share	12.7%	11.5%	11.6%	12.7%	12.3%	10.0%		12.1%	11.3%
Rank	1	1	1	1	1	1		1	1
(1)
Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$904	$896	$882	$906	$939	$984	10%	$1,800	$1,923	7%
Total Operating Expenses	625	634	618	679	658	692	9%	1,259	1,350	7%
Provision for Credit Losses	9	12	3	(30)	(34)	(71)	NM	21	(105)	NM

Income Before Taxes and Minority Interest	270	250	261	257	315	363	45%	520	678	30%
Income Taxes and Minority Interest, net of tax	79	70	65	79	81	102	46%	149	183	23%

Net Income	$191	$180	$196	$178	$234	$261	45%	$371	$495	33%

Average Risk Capital					$1,263	$1,340			$1,302
Return on Risk Capital					75%	78%			76%

Revenue Details:
Cash Management	$524	$512	$490	$510	$522	$558	9%	$1,036	$1,080	4%
Securities Services	230	230	243	251	277	283	23%	460	560	22%
Trade	150	154	149	145	140	143	(7)%	304	283	(7)%

Total Revenues, Net of Interest Expense	$904	$896	$882	$906	$939	$984	10%	$1,800	$1,923	7%

Liability Balances (Average in billions)	$92	$96	$101	$108	$111	$113	18%
Assets Under Custody (EOP in trillions)	$5.2	$5.6	$5.7	$6.4	$6.6	$7.0	25%

NM    Not meaningful

Reclassified to conform to the current period's presentation.

PRIVATE CLIENT SERVICES
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$677	$667	$730	$770	$848	$850	27%	$1,344	$1,698	26%
Commissions and Other Transactional Revenue	656	787	763	794	881	728	(7)%	1,443	1,609	12%

Total Revenues, Net of Interest Expense	1,333	1,454	1,493	1,564	1,729	1,578	9%	2,787	3,307	19%

Total Operating Expenses	1,072	1,156	1,162	1,177	1,320	1,234	7%	2,228	2,554	15%
Provision for Credit Losses	1	—	—	—	—	—	—	1	—	(100)%

Income Before Taxes	260	298	331	387	409	344	15%	558	753	35%
Income Taxes	98	113	125	148	158	135	19%	211	293	39%

Net Income	$162	$185	$206	$239	$251	$209	13%	$347	$460	33%

Pretax Profit Margin	20%	20%	22%	25%	24%	22%		20%	23%
Average Risk Capital					$1,258	$1,261			$1,260
Return on Risk Capital					80%	67%			73%
Financial Consultants	12,471	12,317	12,254	12,207	12,037	12,094	(2)%
Annualized Revenue per FC (000)	$431	$469	$482	$509	$577	$527	12%
Branch offices	532	531	531	529	528	526	(1)%
Assets (in billions of dollars):
Client Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$107	$121	$128	$137	$144	$146	21%
Financial Consultant Managed Accounts	53	61	64	72	76	76	25%

Total Private Client (1)	$160	$182	$192	$209	$220	$222	22%

Total Client Assets:
Private Client	$763	$834	$851	$912	$925	$924	11%
Other Investor Assets within Citigroup Global Markets	119	125	147	156	162	163	30%

Total (1)	$882	$959	$998	$1,068	$1,087	$1,087	13%

Net Client Asset Flows	$5	$9	$5	$9	$6	$5	(44)%
Bank Deposit Program Balances	$42	$42	$42	$41	$43	$42	—
Lending (2)	$13	$13	$13	$14	$14	$14	8%
(1)
Includes some assets jointly managed with Citigroup Asset Management.

(2)
Does not include SB client mortgages issued by the Retail Bank and Private Bank.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,146	$1,179	$1,389	$1,298	$1,303	$1,240	5%	$2,325	$2,543	9%
Provision for Benefits and Claims	680	718	925	839	687	678	(6)%	1,398	1,365	(2)%

Revenues, net of Interest Expense and Provision for Benefits and Claims(1)	466	461	464	459	616	562	22%	927	1,178	27%
Total Operating Expenses	179	184	208	217	231	223	21%	363	454	25%

Income Before Taxes	287	277	256	242	385	339	22%	564	724	28%
Income Taxes and Minority Interest, net of tax	43	77	93	57	98	109	42%	120	207	73%

Net Income	$244	$200	$163	$185	$287	$230	15%	$444	$517	16%

Average Risk Capital					$4,072	$4,060			$4,066
Return on Risk Capital					28%	23%			26%
Net Income by Source:
Retail Annuities	$108	$64	$78	$70	$111	$65	2%	$172	$176	2%
Institutional Annuities	56	52	58	54	72	70	35%	108	142	31%
Life	35	39	40	22	36	45	15%	74	81	9%
Other	30	27	33	26	32	37	37%	57	69	21%
Realized Insurance Investment Portfolio Gains/(Losses)	(2)	(1)	28	(4)	6	(14)	NM	(3)	(8)	NM

Total Travelers Life & Annuity	227	181	237	168	257	203	12%	408	460	13%

International Insurance Manufacturing	17	19	(22)	17	31	25	32%	36	56	56%
Realized Insurance Investment Portfolio Gains / (Losses)	—	—	(52)	—	(1)	2	—	—	1	—

Total International Insurance Manufacturing	17	19	(74)	17	30	27	42%	36	57	58%

Total Life Insurance and Annuities	$244	$200	$163	$185	$287	$230	15%	$444	$517	16%

Business Volumes:
Travelers Life & Annuity:
Retail annuities account balances and benefit reserves	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	15%
Institutional annuities account balances and benefit reserves	23,377	23,644	24,850	25,170	25,723	26,477	12%
Individual life account balances and benefits reserves	3,971	4,225	4,459	4,826	5,189	5,423	28%

Total Travelers Life & Annuity	$55,630	$58,586	$60,950	$63,824	$65,756	$67,291	15%

International Insurance Manufacturing:
Annuity products account balances and benefit reserves	$2,145	$2,681	$3,734	$5,156	$6,854	$7,625	NM
Life products account balances and benefit reserves	343	410	524	638	856	1,147	NM

Total International Insurance Manufacturing(2)	$2,488	$3,091	$4,258	$5,794	$7,710	$8,772	NM

Total Life Insurance and Annuities	$58,118	$61,677	$65,208	$69,618	$73,466	$76,063	23%

Travelers Life & Annuity:
Retail Annuities:
Net written premiums and deposits:
Fixed	$141	$177	$115	$111	$148	$135	(24)%	$318	$283	(11)%
Variable	811	960	1,099	1,132	1,218	1,255	31%	1,771	2,473	40%
Individual payout	20	12	12	12	14	18	50%	32	32	—

Total(3)	$972	$1,149	$1,226	$1,255	$1,380	$1,408	23%	$2,121	$2,788	31%

Policyholder account balances and benefit reserves:(4)
Fixed	$8,755	$8,873	$8,925	$8,968	$9,120	$9,112	3%
Variable	18,874	21,195	22,068	24,215	25,080	25,631	21%
Individual payout	653	649	648	645	644	648	—

Total	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	15%

(1)
The abbreviated income statement presented includes the effect of the provisions for benefits and claims in Adjusted Revenues, Net of Interest Expense, which is not in conformity with a GAAP presentation. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. The provision for benefits and expenses can vary greatly with the timing of premium collections. While this presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the life insurance and annuity business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the true underlying performance of the Company.
(2)
Includes 100% of business volume, sales and deposits attributed to the Company's joint ventures in Japan and Hong Kong.
(3)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as the majority of the annuity business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $961, $1,144, $1,222, and $1,250 for the respective 2003 quarters and $1,374 and $1,397 for the first and second quarters of 2004, respectively.
(4)
Includes general account, separate accounts and managed funds.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Policyholder account balances and benefit reserves rollforward:(1)
Beginning of period	$28,448	$28,282	$30,717	$31,641	$33,828	$34,844	23%	$28,448	$33,828	19%
Net sales	186	382	409	344	485	549	44%	568	1,034	82%
Change in market value	(345)	2,065	538	1,884	548	69	(97)%	1,720	617	(64)%
Interest credited	122	125	127	128	119	121	(3)%	247	240	(3)%
Benefits, fees and other	(129)	(137)	(150)	(169)	(136)	(192)	(40)%	(266)	(328)	(23)%

End of period	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	15%	$30,717	$35,391	15%

Total retail annuity DAC asset	$1,355	$1,375	$1,403	$1,437	$1,467	$1,501	9%
DAC to account balance	4.79%	4.48%	4.43%	4.25%	4.21%	4.24%
Retail annuity DAC amortization	$50	$52	$57	$60	$67	$70	35%	$102	$137	34%

Travelers Life & Annuity:
Institutional Annuities:
Net written premiums and deposits(2)	$2,111	$1,361	$2,409	$1,521	$1,578	$2,127	56%	$3,472	$3,705	7%
Policyholder account balances and benefit reserves:
Guaranteed investment contracts	$11,624	$11,645	$12,466	$12,551	$12,750	$13,456	16%
Payout institutional annuities	6,320	6,519	6,899	7,168	7,307	7,453	14%
Other group investment contracts	5,433	5,480	5,485	5,451	5,666	5,568	2%

Total	$23,377	$23,644	$24,850	$25,170	$25,723	$26,477	12%

Individual Life Insurance:
Net written premiums and deposits:
New direct periodic premiums and deposits	$70	$42	$62	$54	$55	$53	26%	$112	$108	(4)%
Renewal direct periodic premiums and deposits	139	143	142	174	233	152	6%	282	385	37%
Single premium deposits	49	81	124	151	169	173	NM	130	342	NM
Reinsurance	(30)	(34)	(36)	(39)	(37)	(38)	(12)%	(64)	(75)	(17)%

Total(3)	$228	$232	$292	$340	$420	$340	47%	$460	$760	65%

Policyholder account balances and benefit reserves	$3,971	$4,225	$4,459	$4,826	$5,189	$5,423	28%
Life insurance in force (in billions, face amt.)	$83.2	$84.5	$86.9	$89.3	$91.9	$94.2	11%

International Insurance Manufacturing:
Annuity product net written premiums and deposits:
Japan deposits	$203	$286	$999	$1,154	$1,415	$1,063	NM	$489	$2,478	NM
All other premiums and deposits	162	200	174	200	207	242	21%	362	449	24%

Total annuity product net written premiums and deposits	$365	$486	$1,173	$1,354	$1,622	$1,305	NM	$851	$2,927	NM

Life product net written premiums and deposits	$98	$116	$212	$195	$336	$475	NM	$214	$811	NM

Total International Insurance Manufacturing net written premiums and deposits(4)(5)	$463	$602	$1,385	$1,549	$1,958	$1,780	NM	$1,065	$3,738	NM

Policyholder account balances and benefit reserves:
Annuity products account balances and benefit reserves(4)	$2,145	$2,681	$3,734	$5,156	$6,854	$7,625	NM
Life products account balances and benefit reserves	$343	$410	$524	$638	$856	$1,147	NM
(1)
Includes general account, separate accounts and managed funds.

(2)
Excludes deposits related to Citigroup plans previously managed externally. Additionally, net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as the majority of the annuity business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $1,994, $1,209, $2,019, and $1,259 for the respective 2003 quarters and $1,460 and $2,001 for the first and second quarters of 2004, respectively.

(3)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $202, $207, $267, and $316 for the respective 2003 quarters and $397 and $318 for the first and second quarters of 2004, respectively.

(4)
Includes 100% of business volume, sales and deposits attributed to the Company's joint ventures in Japan and Hong Kong.

(5)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as a substantial portion of the life and annuity business written by International Insurance Manufacturing are accounted for as investment contracts with the result that deposits collected are reported as liabilities and are not included in revenues. Total deposits were $355, $490, $1,258, and $1,402 for the respective 2003 quarters and $1,793 and $1,576 for the first and second quarters of 2004, respectively.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES
INSURANCE INVESTMENT PORTFOLIO(1)
(In millions of dollars)

	1Q 2003	Percent of Total Invest- ments	2Q 2003	Percent of Total Invest- ments	3Q 2003	Percent of Total Invest- ments	4Q 2003	Percent of Total Invest- ments	1Q 2004	Percent of Total Invest- ments	2Q 2004	Percent of Total Invest- ments
Fixed-Income Investments:
Available for sale, at fair value:
Mortgage-backed securities—principally obligations of U.S. Government agencies	$7,454		$7,604		$7,220		$6,903		$6,978		$6,740
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	1,758		1,797		1,626		1,842		1,913		1,994
Corporates (including redeemable preferreds)	25,423		26,536		27,956		29,057		30,476		30,592
Obligations of states and political subdivisions	325		379		385		398		426		388
Debt securities issued by foreign governments	314		425		467		508		544		500
Short-term Investments	3,822		4,242		3,978		3,268		4,363		3,503

Total Fixed Income Investments	39,096	82.1%	40,983	81.9%	41,632	81.8%	41,976	81.5%	44,700	82.2%	43,717	82.7%
Equity securities, at fair value	259	0.5%	311	0.6%	300	0.6%	293	0.6%	236	0.4%	257	0.5%
Trading Securities	1,577	3.3%	1,754	3.5%	1,788	3.5%	1,750	3.4%	1,969	3.6%	1,904	3.6%
Mortgage loans	1,920	4.0%	1,962	3.9%	1,886	3.7%	1,886	3.7%	1,940	3.6%	1,916	3.6%
Real estate	39	0.1%	42	0.1%	97	0.2%	96	0.2%	90	0.2%	82	0.2%
Other invested assets(2)	1,642	3.5%	1,602	3.2%	1,795	3.5%	1,711	3.3%	1,698	3.1%	1,673	3.1%

Total Travelers Life & Annuity invested assets	44,533	93.5%	46,654	93.2%	47,498	93.3%	47,712	92.7%	50,633	93.1%	49,549	93.7%
Total International Insurance Manufacturing invested assets	3,090	6.5%	3,394	6.8%	3,388	6.7%	3,763	7.3%	3,780	6.9%	3,347	6.3%

Total Life Insurance & Annuities invested assets	$47,623	100.0%	$50,048	100.0%	$50,886	100.0%	$51,475	100.0%	$54,413	100.0%	$52,896	100.0%

After-tax unrealized gains/(losses) on TLA invested assets	$904		$1,594		$1,378		$1,327		$1,760		$814

Investment Data:
Travelers Life & Annuity:
Net investment income	$661		$648		$680		$648		$725		$702
Annualized effective yield	6.78%		6.42%		6.63%		6.08%		6.73%		6.36%
International Insurance Manufacturing:
Net investment income	$42		$39		$56		$57		$57		$50
Annualized effective yield	5.79%		4.93%		6.91%		6.60%		6.38%		5.65%

TLA fixed income credit quality:
AAA	$10,627	27.2%	$11,049	27.0%	$10,321	24.8%	$9,837	23.4%	$10,106	22.6%	$9,872	22.6%
AA	3,816	9.8%	4,202	10.3%	4,289	10.3%	4,226	10.1%	4,809	10.8%	4,612	10.5%
A	8,169	20.9%	8,259	20.2%	8,840	21.2%	9,501	22.6%	10,436	23.3%	10,042	23.0%
BAA	12,697	32.4%	13,035	31.7%	13,306	32.0%	13,622	32.5%	14,666	32.8%	14,606	33.4%

Total Investment Grade	35,309	90.3%	36,545	89.2%	36,756	88.3%	37,186	88.6%	40,017	89.5%	39,132	89.5%

BA	2,113	5.4%	2,520	6.1%	2,856	6.9%	2,714	6.5%	2,753	6.2%	2,655	6.1%
B	1,049	2.7%	1,105	2.7%	1,243	3.0%	1,361	3.2%	1,276	2.9%	1,389	3.2%
CAA and below	625	1.6%	813	2.0%	777	1.8%	715	1.7%	654	1.4%	541	1.2%

Total Below Investment Grade	3,787	9.7%	4,438	10.8%	4,876	11.7%	4,790	11.4%	4,683	10.5%	4,585	10.5%

Total TLA fixed income investments	$39,096	100.0%	$40,983	100.0%	$41,632	100.0%	$41,976	100.0%	$44,700	100.0%	$43,717	100.0%

(1)
Excludes insurance entities included within Consumer Group.

(2)
Amounts represent primarily private equity, hedge funds and real estate joint ventures and do not include investments in Citigroup preferred stock.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$460	$521	$510	$505	$573	$505	(3)%	$981	$1,078	10%
Total Operating Expenses	275	311	298	299	339	286	(8)%	586	625	7%
Provision for Credit Losses	4	6	2	(1)	4	(1)	NM	10	3	(70)%

Income Before Taxes	181	204	210	207	230	220	8%	385	450	17%
Income Taxes	56	65	67	63	71	68	5%	121	139	15%

Net Income	$125	$139	$143	$144	$159	$152	9%	$264	$311	18%

Average Assets (in billions of dollars)	$34	$38	$39	$40	$41	$41	8%	$36	$41	14%
Return on Assets	1.49%	1.47%	1.45%	1.43%	1.56%	1.49%		1.48%	1.53%
Client Business Volumes (in billions of dollars)	$172	$180	$186	$195	$202	$203	13%	$180	$203	13%
Average Risk Capital					$688	$727			$708
Return on Risk Capital					93%	84%			88%
Client Business Volumes (in billions of dollars):
Proprietary Managed Assets	$32	$33	$34	$35	$36	$36	9%
Other Assets under Fee-Based Management	7	7	7	7	8	8	14%
Banking and Fiduciary Deposits	39	41	42	45	45	46	12%
Loans	34	35	37	37	38	40	14%
Other, Principally Custody Accounts	60	64	66	71	75	73	14%

Total Client Business Volumes	$172	$180	$186	$195	$202	$203	13%

Revenues:
Client Revenues
Net Interest Spread and Recurring
Fee-Based Revenues	$287	$316	$324	$332	$357	$338	7%	$603	$695	15%
Transaction Revenues	115	148	141	135	177	130	(12)%	263	307	17%

Total Client Revenues	402	464	465	467	534	468	1%	866	1,002	16%
Other Revenues (Principally Allocated Equity and Treasury Revenues)	58	57	45	38	39	37	(35)%	115	76	(34)%

Total Revenues	$460	$521	$510	$505	$573	$505	(3)%	$981	$1,078	10%

North America	$210	$222	$212	$216	$221	$218	(2)%	$432	$439	2%
International	250	299	298	289	352	287	(4)%	549	639	16%

	$460	$521	$510	$505	$573	$505	(3)%	$981	$1,078	10%

Net Credit Loss Ratio	0.03%	0.05%	0.05%	0.09%	0.04%	(0.01)%
NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT(1)
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$367	$378	$421	$467	$471	$412	9%	$745	$883	19%
Total Operating Expenses	254	264	322	308	303	299	13%	518	602	16%

Income Before Taxes and Minority Interest	113	114	99	159	168	113	(1)%	227	281	24%
Income Taxes	30	31	42	46	57	45	45%	61	102	67%
Minority Interest, Net of Tax	—	1	—	11	6	(1)	NM	1	5	NM

Net Income	$83	$82	$57	$102	$105	$69	(16)%	$165	$174	5%

Pre-tax profit margin	30.8%	30.2%	23.5%	34.0%	35.7%	27.4%		30.5%	31.8%
Average Risk Capital					$717	$674			$696
Return on Risk Capital					59%	41%			50%
Asset Management (Excl. Retirement Services):
Total Revenues, Net of Interest Expense	$320	$328	$355	$400	$386	$366	12%	$648	$752	16%
Total Operating Expenses	219	226	240	270	263	255	13%	445	518	16%

Income Before Taxes and Minority Interest	101	102	115	130	123	111	9%	203	234	15%
Income Taxes	36	37	41	46	46	40	8%	73	86	18%
Minority Interest, Net of Tax	—	—	—	11	6	(2)	—	—	4	—

Net Income	$65	$65	$74	$73	$71	$73	12%	$130	$144	11%

Retirement Services:
Total Revenues, Net of Interest Expense	$47	$50	$66	$67	$85	$46	(8)%	$97	$131	35%
Total Operating Expenses	35	38	82	38	40	44	16%	73	84	15%

Income (Loss) Before Taxes and Minority Interest	12	12	(16)	29	45	2	(83)%	24	47	96%
Income Taxes (Benefits)	(6)	(6)	1	—	11	5	NM	(12)	16	NM
Minority Interest, Net of Tax	—	1	—	—	—	1	—	1	1	—

Net Income (Loss)	$18	$17	$(17)	$29	$34	$(4)	NM	$35	$30	(14)%

Net Flows by Business (in billions of dollars):
Retail/Private Bank	$(1.4)	$3.1	$1.6	$1.3	$3.9	$0.1	(97)%	$1.7	$4.0	NM
Institutional
Long Term	1.2	3.8	0.4	4.2	4.1	3.3	(13)%	5.0	7.4	48%
Liquidity	(2.4)	1.1	(2.5)	1.9	(4.6)	(0.1)	NM	(1.3)	(4.7)	NM

Total Institutional	(1.2)	4.9	(2.1)	6.1	(0.5)	3.2	(35)%	3.7	2.7	(27)%

Net Flows Excluding US Retail Money Markets	$(2.6)	$8.0	$(0.5)	$7.4	$3.4	$3.3	(59)%	$5.4	$6.7	24%

US Retail Money Markets	$0.1	$(1.6)	$(1.7)	$(0.8)	$—	$(3.2)	(100)%	$(1.5)	$(3.2)	NM
Assets Under Management by Business (in billions of dollars):
Retail/Private Bank(2)(5)	$201.5	$217.0	$219.9	$230.9	$238.1	$233.2	7%
Institutional(5)	162.6	172.7	174.0	185.4	187.5	188.9	9%
Retirement Services	11.1	12.2	12.2	11.9	12.6	12.1	(1)%
Other(3)	87.0	90.6	89.3	93.3	91.9	56.3	(38)%

Total Assets Under Management(2,3)	$462.2	$492.5	$495.4	$521.5	$530.1	$490.5	—

Assets Under Management by Product (in billions of dollars):
Equity/Balanced	$125.9	$141.9	$145.5	$161.4	$165.4	$166.8	18%
Fixed Income (5)	162.6	173.9	175.4	184.2	189.3	148.2	(15)%
Money Markets/Liquidity	128.9	128.2	124.2	123.0	122.6	121.6	(5)%
Alternative Investments	44.8	48.5	50.3	52.9	52.8	53.9	11%

Total Assets Under Management(2,3)	$462.2	$492.5	$495.4	$521.5	$530.1	$490.5	—

Number of Morningstar 4- and 5-star Mutual Fund share classes(4)
Equity	16	16	17	18	15	12	(25)%
Fixed Income	11	6	10	14	11	17	NM
CitiStreet Joint Venture—Assets Under Administration (in billions of dollars)	$155	$170	$179	$193	$208	$198	16%
(1)
Includes Retirement Services Businesses.

(2)
Includes $30, $31, $32 and $33 billion for the first, second, third and fourth quarters of 2003, respectively, and $34 and $33 billion for the first and second quarters of 2004, respectively, for Citigroup Private Bank clients.

(3)
Includes CAI Institutional alternative investments, St. Paul Travelers, and TAMIC AUMs. St. Paul Travelers assets of $39, $40, $38 and $39 billion for the first, second, third and fourth quarters of 2003 respectively, and $39 and $3 billion for the first and second quarters of 2004 respectively, are managed by Asset Management on a third-party basis following the spin-off.

(4)
Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

(5)
Includes $3 billion of AUMs for the 2004 second quarter (Retail of $1 billion and Institutional of $2 billion) related to KorAm.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

PROPRIETARY INVESTMENT ACTIVITIES(1)
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$153	$225	$510	$334	$180	$537	NM	$378	$717	90%
Total Operating Expenses	78	91	84	140	87	123	35%	169	210	24%
Provision for Credit Losses	—	1	—	(1)	1	(1)	NM	1	—	(100)%

Income Before Taxes and Minority Interest	75	133	426	195	92	415	NM	208	507	NM
Income Taxes	29	53	153	53	30	135	NM	82	165	NM
Minority Interest, Net of Tax	8	17	145	5	36	7	(59)%	25	43	72%

Net Income	$38	$63	$128	$137	$26	$273	NM	$101	$299	NM

Total Revenues, Net of Interest Expense (by Type):
Private Equity	$76	$135	$450	$246	$76	$460	NM	$211	$536	NM
Hedge Funds	15	38	8	19	50	(30)	NM	53	20	(62)%
Refinancing Portfolio	3	2	1	—	1	—	(100)%	5	1	(80)%
Other	59	50	51	69	53	107	NM	109	160	47%

Total	$153	$225	$510	$334	$180	$537	NM	$378	$717	90%

Selected Balance Sheet Information (in billions):
Assets	$9.1	$9.1	$9.1	$8.5	$8.6	$8.4	(8)%	$9.1	$8.4
Average Risk Capital					$3.6	$3.7			$3.7
Return on Risk Capital					3%	30%			16%
(1)
Includes Venture Capital Activities and certain other corporate investments.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	2Q 2004 vs. 2Q 2003 Increase/ (Decrease)	YTD 2Q 2003	YTD 2Q 2004	YTD 2Q 2004 vs. YTD 2Q 2003 Increase/ (Decrease)
Revenues
Loan interest, including fees	$9,470	$9,312	$9,098	$10,230	$10,812	$10,858	17%	$18,782	$21,670	15%
Other interest and dividends	4,875	4,776	4,755	4,531	5,010	5,313	11%	9,651	10,323	7%
Insurance premiums	825	839	1,071	1,014	879	896	7%	1,664	1,775	7%
Commissions and fees	3,700	4,049	4,132	4,433	4,330	4,488	11%	7,749	8,818	14%
Principal transactions	1,602	1,311	1,307	900	1,350	1,042	(21)%	2,913	2,392	(18)%
Asset management and administration fees	1,251	1,354	1,426	1,634	1,717	1,652	22%	2,605	3,369	29%
Realized gains (losses) from sales of investments	162	188	115	45	138	204	9%	350	342	(2)%
Other revenue	1,314	2,011	1,430	1,553	1,740	2,834	41%	3,325	4,574	38%

Total revenues	23,199	23,840	23,334	24,340	25,976	27,287	14%	47,039	53,263	13%
Interest expense	4,663	4,486	3,936	4,186	4,488	4,985	11%	9,149	9,473	4%

Total revenues, net of interest expense	18,536	19,354	19,398	20,154	21,488	22,302	15%	37,890	43,790	16%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	871	901	1,107	1,016	876	850	(6)%	1,772	1,726	(3)%
Provision for credit losses	2,053	2,186	1,614	2,193	2,230	1,588	(27)%	4,239	3,818	(10)%

Total benefits, claims, and credit losses	2,924	3,087	2,721	3,209	3,106	2,438	(21)%	6,011	5,544	(8)%

Operating Expenses
Non-insurance compensation and benefits	5,306	5,544	5,228	5,210	5,892	5,893	6%	10,850	11,785	9%
Net occupancy expense	1,041	1,064	1,045	1,130	1,068	1,230	16%	2,105	2,298	9%
Technology / communication expense	798	793	899	924	867	903	14%	1,591	1,770	11%
Insurance underwriting, acquisition and operating	264	265	262	272	296	282	6%	529	578	9%
Restructuring-related items	(13)	(1)	(11)	(21)	(3)	—	100%	(14)	(3)	79%
Other operating	2,156	2,306	2,190	2,517	2,522	10,325	NM	4,462	12,847	NM

Total operating expenses	9,552	9,971	9,613	10,032	10,642	18,633	87%	19,523	29,275	50%

Income before Income Taxes and Minority Interest	6,060	6,296	7,064	6,913	7,740	1,231	(80)%	12,356	8,971	(27)%
Provision for income taxes	1,919	1,956	2,208	2,112	2,398	49	(97)%	3,875	2,447	(37)%
Minority interest, net of income taxes	38	41	165	41	69	38	(7)%	79	107	35%

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	(73)%	$8,402	$6,417	(24)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004 (1)	June 30, 2004 vs. December 31, 2003 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$19,731	$21,816	$24,688	$21,149	$23,104	$26,462	25%
Deposits at interest with banks	19,173	18,785	21,504	19,777	23,104	24,710	25%
Federal funds sold and securities borrowed or purchased under agreements to resell	158,052	167,260	175,458	172,174	184,089	194,594	13%
Brokerage receivables	25,606	43,955	35,372	26,476	35,159	41,494	57%
Trading account assets	173,099	174,324	190,851	235,319	232,227	245,037	4%
Investments	181,750	189,000	185,487	182,892	203,311	205,245	12%
Loans, net of unearned income
Consumer	332,607	329,695	338,614	379,932	383,678	398,558	5%
Corporate	105,425	108,876	102,962	98,074	100,438	112,859	15%

Loans, net of unearned income	438,032	438,571	441,576	478,006	484,116	511,417	7%
Allowance for credit losses	(11,049)	(11,167)	(10,843)	(12,643)	(12,506)	(12,715)	(1)%

Total loans, net	426,983	427,404	430,733	465,363	471,610	498,702	7%
Goodwill	26,605	26,960	26,757	27,581	28,549	30,215	10%
Intangible assets	8,233	7,792	8,674	13,881	13,953	14,525	5%
Reinsurance recoverables	4,361	4,431	4,511	4,577	4,598	4,683	2%
Separate and variable accounts	21,778	24,268	25,135	27,473	28,841	29,474	7%
Other assets	72,002	81,440	80,153	67,370	69,046	81,427	21%

Total assets	$1,137,373	$1,187,435	$1,209,323	$1,264,032	$1,317,591	$1,396,568	10%

Liabilities
Non-interest-bearing deposits in U.S. offices	$28,977	$26,579	$27,617	$30,074	$30,078	31,654	5%
Interest-bearing deposits in U.S. offices	145,354	146,178	146,392	146,675	151,124	153,237	4%
Non-interest-bearing deposits in offices outside the U.S.	21,099	23,165	22,579	22,940	25,730	27,182	18%
Interest-bearing deposits in offices outside the U.S.	248,676	252,062	257,654	274,326	292,257	312,327	14%

Total deposits	444,106	447,984	454,242	474,015	499,189	524,400	11%
Federal funds purchased and securities loaned or sold under agreements to repurchase	178,459	172,864	168,125	181,156	179,743	202,940	12%
Brokerage payables	24,989	45,779	35,805	37,330	37,271	42,524	14%
Trading account liabilities	92,659	101,998	107,037	121,869	127,076	132,247	9%
Contractholder funds and separate and variable accounts	50,339	53,363	55,499	58,402	60,618	62,237	7%
Insurance policy and claims reserves	16,459	16,714	16,908	17,478	17,871	18,007	3%
Investment banking and brokerage borrowings	21,932	20,782	22,542	22,442	26,159	26,459	18%
Short-term borrowings	28,495	32,949	40,698	36,187	40,705	40,917	13%
Long-term debt	133,125	131,350	145,990	162,702	178,588	189,071	16%
Other liabilities (2)	52,811	63,633	60,330	48,380	48,487	59,455	23%
Citigroup or subsidiary-obligated mandatorily redeemable securities of subsidiary trusts holding solely junior subordinated debt securities of
—Parent (3)	5,563	5,615	5,809	5,217	—	—	(100)%
—Subsidiary (3)	1,095	1,103	1,079	840	—	—	(100)%

Total liabilities	1,050,032	1,094,134	1,114,064	1,166,018	1,215,707	1,298,257	11%

Stockholders' equity
Preferred Stock	1,126	1,125	1,125	1,125	1,125	1,125	—
Common Stock	55	55	55	55	55	55	—
Additional paid-in capital	17,450	17,412	17,524	17,531	18,407	18,519	6%
Retained earnings	84,453	87,698	90,555	93,483	96,659	95,707	2%
Treasury stock	(11,390)	(11,384)	(11,241)	(11,524)	(11,442)	(11,135)	3%
Accumulated other changes in equity from nonowner sources	(1,055)	904	(492)	(806)	(122)	(3,338)	NM
Unearned compensation	(3,298)	(2,509)	(2,267)	(1,850)	(2,798)	(2,622)	(42)%

Total stockholders' equity	87,341	93,301	95,259	98,014	101,884	98,311	—

Total liabilities and stockholders' equity	$1,137,373	$1,187,435	$1,209,323	$1,264,032	$1,317,591	$1,396,568	10%

(1)
Preliminary.

(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $567, $567, $526 and $600 million for the first, second, third and fourth quarters of 2003, respectively, and $600 million for the first and second quarters of 2004.

(3)
Beginning in the 2004 first quarter, additional Trust Preferred Securities of $6,000 million have been deconsolidated in accordance with FIN 46R with the liability portion now reflected within Long-Term Debt and the related investment within Other Assets.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital ($M)		Return on Risk Capital		Return on Invested Capital
	First Quarter 2004	Second Quarter 2004	First Quarter 2004	Second Quarter 2004	First Quarter 2004	Second Quarter 2004
Global Consumer:
Cards	$5,513	$5,439	71%	75%	24%	25%
Consumer Finance	3,710	3,798	61%	63%	22%	21%
Retail Banking	12,514	12,732	36%	37%	18%	18%
Other	—	—	NM	NM	NM	NM

Total Global Consumer	21,737	21,969	48%	56%	20%	23%

Global Corporate and Investment Bank:
Capital Markets and Banking	15,019	17,470	40%	35%	31%	27%
Transaction Services	1,263	1,340	75%	78%	47%	48%
Other	—	—	NM	NM	NM	NM

Total Global Corporate and Investment Bank	16,282	18,810	42%	(60)%	33%	(48)%

Private Client Services	1,258	1,261	80%	67%	61%	50%
Global Investment Management:
Life Insurance and Annuities	4,072	4,060	28%	23%	22%	18%
Private Bank	688	727	93%	84%	91%	82%
Asset Management	717	674	59%	41%	14%	10%

Total Global Investment Management	5,477	5,461	40%	33%	24%	20%

Proprietary Investment Activities	3,647	3,678	3%	30%	1%	28%
Corporate/Other(2)	(1,320)	(1,675)	NM	NM	NM	NM

Total Citigroup(2)(3)	$47,081	$49,504	45%	9%	21%	5%

(1)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)
Total Citigroup Return on Invested Capital equals Citigroup Return on Equity.

NM
Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)				Net Credit Losses(1)
				EOP Loans 2Q04				Average Loans 2Q04
	2Q03	1Q04	2Q04		2Q03	1Q04	2Q04
PRODUCT VIEW:
Cards	$2,313	$3,152	$2,808	$154.4	$1,887	$2,554	$2,373	$152.3
Ratio	1.88%	2.08%	1.82%		6.08%	6.69%	6.27%
North America Cards	2,066	2,891	2,565	138.7	1,751	2,414	2,248	136.9
Ratio	1.86%	2.10%	1.85%		6.23%	6.99%	6.61%
International Cards	247	261	243	15.7	136	140	125	15.4
Ratio	2.04%	1.80%	1.55%		4.60%	3.85%	3.25%
Consumer Finance	2,182	2,127	1,948	99.6	897	870	857	97.8
Ratio	2.41%	2.15%	1.96%		4.01%	3.57%	3.52%
North America Consumer Finance	1,681	1,589	1,444	78.4	514	529	515	76.9
Ratio	2.40%	2.06%	1.84%		2.98%	2.79%	2.69%
International Consumer Finance	501	538	504	21.2	383	341	342	20.9
Ratio	2.45%	2.47%	2.38%		7.43%	6.31%	6.57%
Retail Banking (excluding Commercial Markets)	3,706	3,698	3,576	145.4	165	155	176	139.2
Ratio	3.29%	2.86%	2.46%		0.58%	0.49%	0.51%
North America Retail Banking	2,385	2,163	2,054	101.4	60	26	45	98.1
Ratio	3.00%	2.30%	2.03%		0.29%	0.11%	0.18%
International Retail Banking	1,321	1,535	1,522	44.0	105	129	131	41.1
Ratio	3.99%	4.35%	3.46%		1.28%	1.48%	1.28%
Private Bank	140	155	146	37.3	4	4	—	36.3
Ratio	0.42%	0.43%	0.39%		0.05%	0.04%	(0.01)%
Other	—	—	—	1.1	—	(1)	—	1.2

Managed Loans (Excluding Commercial Markets)(2)	$8,341	$9,132	$8,478	$437.8	$2,953	$3,582	$3,406	$426.8
Ratio	2.31%	2.19%	1.94%		3.26%	3.47%	3.21%
Securitized Receivables (all in North America Cards)	(1,385)	(1,399)	(1,222)	(76.4)	(1,159)	(1,325)	(1,244)	(75.6)
Loans Held-for-Sale	(58)	—	(133)	(6.3)	(49)	—	(46)	(2.1)

On-Balance Sheet Loans (Excluding Commercial Markets)	$6,898	$7,733	$7,123	$355.1	$1,745	$2,257	$2,116	$349.1
Ratio	2.41%	2.27%	2.01%		2.42%	2.68%	2.44%
	Cash-Basis Loans(1)				Net Credit Losses(1)
Commercial Markets Groups	$1,165	$1,213	$1,173	39.6	$139	$50	$31	40.3
Ratio	2.76%	3.11%	2.96%		1.30%	0.51%	0.31%

Total Consumer Loans(2)(3)				$394.7				$389.4

REGIONAL VIEW (Excluding Commercial Markets):

	90 Days Or More Past Due(1)				Net Credit Losses(1)
				EOP Loans 2Q04				Average Loans 2Q04
	2Q03	1Q04	2Q04		2Q03	1Q04	2Q04
North America (excluding Mexico)	$5,860	$6,316	$5,758	$332.5	$2,306	$2,959	$2,763	$325.4
Ratio	2.14%	1.96%	1.73%		3.34%	3.72%	3.42%
Mexico	358	395	380	7.5	19	14	45	7.6
Ratio	5.39%	5.43%	5.07%		1.12%	0.77%	2.35%
Europe, Middle East and Africa	1,412	1,722	1,720	34.3	169	207	204	34.1
Ratio	4.67%	5.08%	5.02%		2.26%	2.46%	2.40%
Japan	333	382	340	16.8	349	305	303	16.8
Ratio	2.10%	2.14%	2.02%		8.64%	7.07%	7.26%
Asia (excluding Japan)	325	281	248	43.8	104	91	88	40.1
Ratio	1.06%	0.83%	0.57%		1.40%	1.09%	0.88%
Latin America	53	36	32	2.9	6	6	3	2.8
Ratio	1.80%	1.27%	1.11%		0.83%	0.76%	0.42%

Managed Loans (Excluding Commercial Markets)(2)	$8,341	$9,132	$8,478	$437.8	$2,953	$3,582	$3,406	$426.8
Ratio	2.31%	2.19%	1.94%		3.26%	3.47%	3.21%
Securitized Receivables (all in North America Cards)	(1,385)	(1,399)	(1,222)	(76.4)	(1,159)	(1,325)	(1,244)	(75.6)
Loans Held-for-Sale	(58)	—	(133)	(6.3)	(49)	—	(46)	(2.1)

On-Balance Sheet Loans (Excluding Commercial Markets)	$6,898	$7,733	$7,123	$355.1	$1,745	$2,257	$2,116	$349.1
Ratio	2.41%	2.27%	2.01%		2.42%	2.68%	2.44%
(1)
The ratios of 90 days or more past due, cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
This table presents consumer credit information on a managed basis and shows the impact of securitizations to reconcile to a held basis. Only North America Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 6.

(3)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $4 billion and $4 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

Reclassified to conform to the current period's presentation.

RESERVE FOR LOAN LOSSES
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004
Allowance for credit losses at beginning of period	$11,101	$11,049	$11,167	$10,843	$12,643	$12,506

Provision for credit losses:
Global Consumer(1)	1,939	1,888	1,538	1,951	2,290	1,935
Global Corporate and Investment Bank	114	298	76	242	(60)	(347)

	2,053	2,186	1,614	2,193	2,230	1,588

Gross credit losses:
Global Consumer(1)	2,222	2,215	2,155	2,461	2,746	2,572
Global Corporate and Investment Bank	230	333	412	498	266	88

	2,452	2,548	2,567	2,959	3,012	2,660

Credit recoveries:
Global Consumer(1)	336	331	414	417	439	425
Global Corporate and Investment Bank	31	76	81	74	88	110

	367	407	495	491	527	535

Net credit losses:
Global Consumer(1)	1,886	1,884	1,741	2,044	2,307	2,147
Global Corporate and Investment Bank	199	257	331	424	178	(22)

	2,085	2,141	2,072	2,468	2,485	2,125

Other—net(2)	(20)	73	134	2,075	118	746

Allowance for credit losses at end of period	$11,049	$11,167	$10,843	$12,643	$12,506	$12,715

Net Consumer Credit Losses	$1,886	$1,884	$1,741	$2,044	$2,307	$2,147
As a Percentage of Average Consumer Loans	2.29%	2.28%	2.08%	2.26%	2.45%	2.22%
Net Corporate Credit Losses	$199	$257	$331	$424	$178	$(22)
As a Percentage of Average Corporate Loans	0.78%	0.98%	1.29%	1.72%	0.73%	NM
ALLOWANCE FOR CREDIT LOSSES
Consumer	$7,070	$7,136	$7,038	$9,088	$9,218	$9,316
Corporate	3,979	4,031	3,805	3,555	3,288	3,399

Allowance for Credit Losses	$11,049	$11,167	$10,843	$12,643	$12,506	$12,715

Allowance for Unfunded
Lending Commitments(3)	$567	$567	$526	$600	$600	$600

Total Allowance for Loans, Leases and Unfunded Lending Commitments (3)	$11,616	$11,734	$11,369	$13,243	$13,106	$13,315

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans
Consumer	2.13%	2.16%	2.08%	2.39%	2.40%	2.34%
Corporate	4.31%	4.22%	4.21%	4.24%	3.87%	3.54%
Total	2.65%	2.68%	2.57%	2.77%	2.71%	2.60%
Total Allowance for Loans and Leases As a Percentage of Total Loans (4)
Corporate	3.77%	3.70%	3.70%	3.62%	3.27%	3.01%
(1)
Includes Commercial Markets Group Loans and loans made to Private Bank clients.

(2)
The 2004 second quarter includes the addition of $715 million of credit loss reserves related to the acquisition of KorAm Bank. The 2004 first quarter includes the addition of $148 million of credit loss reserves related to the acquisition of the Washington Mutual Finance Corporation. The 2003 fourth quarter includes the addition of $2.1 billion of credit loss reserves related to the acquisition of Sears' Credit Card Business.

(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(4)
Excludes the allowance for Unfunded Lending Commitments.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$61	$62	$36	$8	$71	$59
Other	4,021	4,142	3,753	3,411	2,842	2,560

Total Corporate Cash-Basis Loans	$4,082	$4,204	$3,789	$3,419	$2,913	$2,619

Corporate Cash-Basis Loans
JENA(1)	$1,077	$1,188	$1,121	$1,032	$805	$748
Other International(2)	3,005	3,016	2,668	2,387	2,108	1,871

Total Corporate Cash-Basis Loans	$4,082	$4,204	$3,789	$3,419	$2,913	$2,619

Corporate Cash-Basis Loans as a % of Total Corporate Loans(3)	3.90%	3.88%	3.70%	3.50%	2.91%	2.33%
Consumer Cash-Basis (excluding Commercial Markets)	$4,710	$4,601	$4,493	$4,735	$4,693	$4,399
Commercial Markets Cash-Basis Loans	1,250	1,165	1,283	1,350	1,213	1,173

Total Consumer Cash-Basis Loans	$5,960	$5,766	$5,776	$6,085	$5,906	$5,572

CitiCapital Collateral Dependent Loans (included in Commercial Markets Cash-Basis Loans)	$462	$489	$413	$424	$474	$377

Renegotiated Loans (includes Corporate and Commercial Markets Loans)	$157	$178	$161	$140	$124	$111

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer(4)	$509	$479	$460	$437	$396	$369
Global Corporate and Investment Bank(4)	78	89	95	105	94	98

TOTAL OTHER REAL ESTATE OWNED	$587	$568	$555	$542	$490	$467

OTHER REPOSSESSED ASSETS(5)	$255	$228	$182	$151	$123	$97

(1)
JENA includes Japan, Western Europe and North America.

(2)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(3)
Excluding Insurance Subsidiaries and Investment Activities.

(4)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

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CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT